INVESTMENT OBJECTIVE

The Fund seeks to provide a total return which exceeds the total return of the Russell 1000 Index over a market cycle through investment in securities that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class Y
Maximum sales charge (load) on	None
purchases (as a % of offering price)
Maximum deferred sales charge (load) (as a % of amount	None
purchased or redeemed, whichever is lower)
Redemption fee (as a % of amount redeemed or exchanged	2.00%
within 30 days of purchase)

Annual Fund Operating Expenses[1] (expenses that you pay each year as
a % of the value of your investment)
Class Y
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.40%
Total annual fund operating expenses	1.15%

1  Based on actual expenses for the past fiscal year adjusted for estimates of Class Y specific expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;
• your investment has a 5% return each year; and
• the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund employs an active investment strategy and invests primarily in the common stocks of U.S. large-cap companies that meet the Fund’s investment criteria, including financial, sustainability and social responsibility investment factors, using quantitative, fundamental, and macro-economic insights that are designed to identify stocks with the greatest potential to outperform the market. Insights from this stock selection process are enhanced by the Advisor’s fundamental investment research, which seeks to add value by integrating traditional fundamental investment analysis with the Advisor’s proprietary views on critical environmental, sustainability and governance issues. The portfolio construction process seeks to maximize the benefit of these insights while controlling the Fund’s risk profile relative to its benchmark, the Russell 1000 Index, and minimizing transaction costs. The Fund may sell a security when it no longer appears attractive under this process or if it contributes disproportionately to portfolio risk.

The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in the equity securities (common stock) of large capitalization companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.

The Fund defines large-cap companies as those within the range of market capitalizations of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on the float-adjusted market capitalization of

*Formerly named Calvert Enhanced Equity Portfolio.

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the index constituents. The Russell 1000 Index is adjusted, or reconstituted, annually. As of December 31, 2012, the market capitalization of the Russell 1000 Index ranged from $317 million to $500 billion with a weighted median level of $42.9 billion and a weighted average level of $94.3 billion. Although primarily investing in large-cap U.S. companies, the Fund may also invest in mid-cap and small-cap companies. The Fund may not invest more than 25% of its net assets in foreign securities. The Advisor rebalances the Fund as market conditions warrant while attempting to minimize transaction costs and adhere to its long-term investment objective.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Performance results for Class Y shares prior to April 30, 2013 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	9/30/09	17.31%
Worst Quarter (of periods shown)	12/31/08	-23.84%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns
(as of 12/31/12)	1 Year	5 Years	10 Years
Class Y:
Return before taxes	14.39%	1.02%	5.17%
Return after taxes on distributions	14.24%	0.89%	4.88%
Return after taxes on distributions	9.55%	0.54%	4.50%
and sale of Fund shares
Russell 1000 Index	16.42%	1.92%	7.52%
(reflects no deduction for fees,
expenses or taxes)
Lipper Large-Cap Core Funds Avg.	14.95%	0.68%	6.51%
(reflects no deduction for taxes)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc.  ("Calvert" or the "Advisor")

Portfolio Manager		Length of Time
Name	Title	Managing Fund
Natalie A. Trunow	Senior Vice President,	Since June 2009
Chief Investment
Officer - Equities,
Calvert

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund through a financial professional on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$5,000	$250
IRA Accounts	$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional.

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:

No. 811-03334 Calvert Social Investment Fund

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